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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 27, 2006


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                         OIL STATES INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                       1-16337               76-0476605
  (State or other jurisdiction         (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)           Identification No.)



                               THREE ALLEN CENTER
                           333 CLAY STREET, SUITE 4620
                              HOUSTON, TEXAS 77002
                       (Address and zip code of principal
                               executive offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 652-0582


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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OTHER EVENTS ITEM 8.01 - Today the Securities and Exchange Commission (the
"Commission"), pursuant to a settlement agreement with Oil States International. Inc. ("the Company"), issued an order (the "Order") requiring the Company to cease and desist from committing or causing violations of the "books and records" and "internal controls provisions" of the securities laws (Sections 13(B)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934). The settlement does not require the Company to pay a monetary penalty. The Commission's Order relates to certain unauthorized payments, previously disclosed by the Company in its annual and quarterly reports with the Commission, made by a former subsidiary of the Company, Hydraulic Well Control LLC ("HWC"), to a consultant, a portion of which was paid to employees of a government-owned oil company in South America. The payments were detected by the Company during routine financial review procedures. The conduct at issue, which violated company policies, was promptly investigated, remedied and reported by the Company. The Commission's Order states in part:

         An internal investigation conducted by Oil States uncovered no evidence that HWC or Oil States employees in the United States were aware of or sanctioned the improper payments. Upon completion of the internal investigation, Oil States terminated its relationship with the Consultant and disciplined the employees responsible for the misconduct (including dismissing two HWC ... employees). Oil States also corrected its books and records, strengthened its regulatory compliance program, and reimbursed [the Company's customer] for the improper charges. Oil States also voluntarily provided the report of investigation to the Commission and the Department of Justice, and disclosed the scheme in its public filings. It then cooperated fully with the investigation conducted by the Commission staff.

The Company consented to the entry of the Order without admitting or denying the findings in the Order.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 27, 2006

                                        OIL STATES INTERNATIONAL, INC.


                                        By:  /s/ Cindy B. Taylor
                                           --------------------------------
                                           Name:  Cindy B. Taylor
                                           Title: Senior Vice President and
                                                  Chief Financial Officer